                                                                    EXHIBIT 10.3


                                   GUARANTY


          THIS GUARANTY ("GUARANTY") is executed as of March 5, 1998, by WELLINGTON PROPERTIES TRUST, a Maryland real estate investment trust, having its principal place of business at 18650 West Corporate Drive, Suite 300, Brookfield, Wisconsin 53045 (whether one or more collectively referred to as "GUARANTOR"), for the benefit of CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company, having its principal office at 11 Madison Avenue, 5th Floor, New York, New York 10010 ("LENDER").

                                  W I T N E S S E T H:

          WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, executed by LAKE POINTE APARTMENT HOMES, INC., a Wisconsin corporation ("BORROWER"), and payable to the order of Lender in the original principal amount of $2,750,000.00 (together with all renewals, modifications, increases and extensions thereof, the "NOTE"), Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to a loan ("LOAN") which is secured by the lien and security interest of a Mortgage, Assignment of Leases and Rents and Security Agreement, of even date herewith (the "SECURITY INSTRUMENT"), and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note and Security Instrument, the "LOAN DOCUMENTS"); and

          WHEREAS, Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (as herein defined); and

          WHEREAS, Guarantor is the owner of a direct or indirect interest in Borrower, and Guarantor will directly benefit from Lender's making the Loan to Borrower.

          NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower, and to extend such additional credit as Lender may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agrees as follows:


                                   ARTICLE I

                         NATURE AND SCOPE OF GUARANTY
                         ----------------------------

          1.1  GUARANTY OF OBLIGATION. Guarantor hereby irrevocably and
               ----------------------
unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor.

          1.2  DEFINITION OF GUARANTEED OBLIGATIONS. As used herein, the term
               ------------------------------------
"GUARANTEED OBLIGATIONS" means the obligations or liabilities of Borrower to Lender for any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fee and costs reasonably incurred) arising out of or in connection with the following:

               (a) fraud or intentional misrepresentation by Borrower or Guarantor in connection with the Loan;

               (b)  the gross negligence or willful misconduct by Borrower;

               (c) physical waste of the Mortgaged Property (as defined in the Security Instrument and hereinafter referred to as the "Property");

               (d) the breach of any representation, warranty, covenant or indemnification provision in that certain Environmental and Hazardous Substances Indemnification Agreement of even date herewith given by Borrower to Lender or in the Security Instrument concerning environmental laws, hazardous substances or asbestos;

               (e) the removal or disposal of any portion of the Property after an Event of Default (as defined in the Security Instrument);

               (f) the misapplication or conversion by Borrower of (i) any insurance proceed paid by reason of any loss, damage or destruction to the Property, (ii) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, (iii) any Rents (as defined in the Security Instrument) following an Event of Default, and (iv) any Rents paid more than one month in advance;

               (g) failure to pay charges for labor or materials or other charges that can create liens on any portion of the Property; and

               (h) any security deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases (as defined in the Security Instrument) prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof.

          Notwithstanding anything to the contrary in any of the Loan Documents,
(i) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Security Instrument or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (ii) Guarantor shall be liable for the full amount of the Debt in the event that (A) the first full monthly payment of principal and interest on the Note is not paid when due; (B) Borrower fails to maintain its status as a single purpose entity, as required by, and in accordance with, the Security Instrument; (C) Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Property;
(D) Borrower fails to obtain Lender's prior written consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by the Security Instrument; or (E) a receiver, liquidator or trustee of Borrower or Guarantor shall be appointed or if Borrower or Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or Guarantor or if any proceeding for the dissolution or liquidation of Borrower or Guarantor shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or Guarantor, upon the same not being discharged, stayed or dismissed within sixty (60) days.

          1.3  NATURE OF GUARANTY.  This Guaranty is an irrevocable, absolute,
               ------------------
continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor's death (in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

          1.4  GUARANTEED OBLIGATIONS NOT REDUCED BY OFFSET.  The Guaranteed
               --------------------------------------------
Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

          1.5  PAYMENT BY GUARANTOR.  If all or any part of the Guaranteed
               --------------------
Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

          1.6    NO DUTY TO PURCHASE OTHERS. It shall not be necessary for
                 --------------------------
Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce the obligations of Guarantor hereunder, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other person, (ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Loan, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

          1.7    WAIVERS. Guarantor agrees to the provisions of the Loan
                 -------
Documents, and hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note, the Security Instrument or of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Property, (v) the occurrence of any breach by Borrower or an Event of Default, (vi) Lender's transfer or disposition of the Guaranteed Obligations, or any part thereof,
(vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations hereby guaranteed.

          1.8    PAYMENT OF EXPENSES. In the event that Guarantor should breach
                 -------------------
or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

          1.9    EFFECT OF BANKRUPTCY. In the event that, pursuant to any
                 --------------------
insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgement, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

          1.10   WAIVER OF SUBROGATION, REIMBURSEMENT AND CONTRIBUTION.
                 -----------------------------------------------------
Nothwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender), to assert any claim against or seek contribution indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

          1.11 BORROWER. The term "BORROWER" as used herein shall include any
               --------
new or successor corporation, association, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower.

                                  ARTICLE II

                    EVENTS AND CIRCUMSTANCES NOT REDUCING
                    OR DISCHARGING GUARANTOR'S OBLIGATIONS
                    --------------------------------------

          Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

          2.1  MODIFICATIONS. Any renewal, extension, increase, modification,
               -------------
alteration or rearrangement of all or any part of the Guaranteed Obligations, the Note, the Security Instrument, the other Loan Documents, or any other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

          2.2  ADJUSTMENT. Any adjustment, indulgence, forbearance or compromise
               ----------
that might be granted or given by Lender to Borrower or any Guarantor.

          2.3  CONDITION OF BORROWER OR GUARANTOR. The insolvency, bankruptcy,
               ----------------------------------
arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

          2.4  INVALIDITY OF GUARANTEED OBLIGATIONS. The invalidity, illegality
               ------------------------------------
or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note, the
----- -----
Security Instrument or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Note, the Security Instrument or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

          2.5  RELEASE OF OBLIGORS. Any full or partial release of the liability
               -------------------
of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

          2.6  OTHER COLLATERAL. The taking or accepting of any other security,
               ----------------
collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

          2.7  RELEASE OF COLLATERAL. Any release, surrender, exchange,
               ---------------------
subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

          2.8  CARE AND DILIGENCE. The failure of Lender or any other party to
               ------------------
exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

          2.9  UNENFORCEABILITY. The fact that any collateral, security,
               ----------------
security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibilty or value of any of the collateral for the Guaranteed Obligations.

          2.10  OFFSET.  The Note, the Guaranteed Obligations and the
                ------
liabilities and obligations of the Guarantor to Lender hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right or offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

          2.11  MERGER.  The reorganization, merger or consolidation of Borrower
                ------
into or with any other corporation or entity.

          2.12  PREFERENCE.  Any payment by Borrower to Lender is held to
                ----------
constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

          2.13  OTHER ACTIONS TAKEN OR OMITTED.  Any other action taken or
                ------------------------------
omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          To induce Lender to enter into the Loan Documents and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

          3.1   BENEFIT.  Guarantor is an affiliate of Borrower, is the owner of
                -------
a direct or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

          3.2   FAMILIARITY AND RELIANCE.  Guarantor is familiar with, and has
                ------------------------
independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

          3.3  NO REPRESENTATION BY LENDER. Neither Lender nor any other party
               ---------------------------
has made any representation, warranty or statement to Guarantor in order to induce the Guarantor to execute this Guaranty.

          3.4  GUARANTOR'S FINANCIAL CONDITION. As of the date hereof, and after
               -------------------------------
giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

          3.5  LEGALITY. The execution, delivery and performance by Guarantor of
               --------
this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, Security Instrument, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

          3.6  NON-ACCRETIVE ACQUISITIONS. For so long as any amounts (with the
               --------------------------
exception of amounts due under the Loan) remain outstanding on that certain line of credit in the maximum amount of $17,000,000.00 by Lender to Guarantor or any subsidiary of Guarantor, Guarantor will not complete any non-accretive acquisitions without the prior written consent of Lender, which consent may be granted or denied at Lender's discretion within fifteen (15) business days of Lender's receipt of complete and accurate information and documentation regarding any such transaction.

          3.7  SURVIVAL. All representations and warranties made by Guarantor
               --------
herein shall survive the execution hereof.

                                  ARTICLE IV

                    SUBORDINATION OF CERTAIN INDEBTEDNESS
                    -------------------------------------

          4.1  SUBORDINATION OF ALL GUARANTOR CLAIMS. As used herein, the term
               -------------------------------------
"GUARANTOR CLAIMS" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the

Guaranteed Obligations. Upon the occurrence of an Event of Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

          4.2  CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy,
               --------------------
reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

          4.3  PAYMENTS HELD IN TRUST. In the event that, notwithstanding
               ----------------------
anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

          4.4  LIENS SUBORDINATE. Guarantor agrees that any liens, security
               -----------------
interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgage, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.


                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

          5.1  WAIVER. No failure to exercise, and no delay in exercising, on
               ------
the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

          5.2  NOTICES. Any notice, demand, statement, request or consent made
               -------
hereunder shall be in writing and shall be deemed to be received by the addressee on the third day following the day such notice is deposited with the United States Postal Service first class certified mail, return receipt requested, addressed to the address, as set forth below, of the party to whom such notice is to be given, or to such other addressee as either party shall in like manner designate in writing. The addresses of the parties hereto are as follows:

          Guarantor:        Wellington Properties Trust
          ---------
                            18650 West Corporate Drive
                            Suite 300
                            Brookfield, Wisconsin 53045

          Lender:           Credit Suisse First Boston
          ------
                            Mortgage Capital LLC
                            11 Madison Avenue
                            5th Floor
                            New York, New York 10010
                            Attention: Dean S. Benjamin, Esq.

          5.3  GOVERNING LAW. This Guaranty shall be governed by and construed
               -------------
in accordance with the laws of the State in which the real property encumbered by the Security Instrument is located and the applicable laws of the United States of America.

          5.4  INVALID PROVISIONS. If any provision of this Guaranty is held to
               ------------------
be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

          5.5  AMENDMENTS. This Guaranty may be amended only by an instrument in
               ----------
writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

          5.6  PARTIES BOUND: ASSIGNMENT: JOINT AND SEVERAL. This Guaranty shall
               --------------------------------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder. If Guarantor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

          5.7  HEADINGS. Section headings are for convenience of reference only
               --------
and shall in no way affect the interpretation of this Guaranty.

          5.8  RECITALS. The recital and introductory paragraphs hereof are a
               --------
part hereof, form a basis for this Guaranty and shall be considered prima facie
                                                                    ----- -----
evidence of the facts and documents referred to therein.

          5.9  COUNTERPARTS. To facilitate execution, this Guaranty may be
               ------------
executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

          5.10 RIGHTS AND REMEDIES. If Guarantor becomes liable for any
               -------------------
indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

          5.11 OTHER DEFINED TERMS. Any capitalized term utilized herein shall
               -------------------
have the meaning as specified in the Security Instrument, unless such term is otherwise specifically defined herein.

          5.12 ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF
               --------
GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR,

CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

          5.13 WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY AGREES NOT TO
               --------------------------------
ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE SECURITY INSTRUMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

          5.14 COOPERATION. Guarantor acknowledges that Lender and its
               -----------
successors and assigns may (i) sell this Guaranty, the Note and other Loan Documents to one or more investors as a whole loan, (ii) participate the Loan secured by this Guaranty to one or more investors, (iii) deposit this Guaranty, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (i) through (iv) are hereinafter each referred to as "SECONDARY MARKET TRANSACTION"). Guarantor shall cooperate with Lender in effecting any such Secondary Market Transaction and shall cooperate to implement all requirements imposed by any Rating Agency (as defined in the Security Instrument) involved in any Secondary Market Transaction. Guarantor shall provide such information and documents relating to Guarantor, Borrower, the Property and any tenants of the Improvements as Lender may reasonably request in connection with such Secondary Market Transaction. In addition, Guarantor shall make available to Lender all information concerning its business and operations that Lender may reasonably request. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms and other third-party advisory firms involved with the Loan and the Loan Documents or the applicable Secondary Market Transaction. It is understood that the information provided by Guarantor to Lender may ultimately be incorporated into the offering documents for the Secondary Market Transaction and thus various investors may also see some or all of the information. Lender and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, Guarantor in the form as provided by Guarantor. Lender may publicize the existence of the Loan in connection with its marketing for a secondary Market Transaction or otherwise as part of its business development.

          5.15 REINSTATEMENT IN CERTAIN CIRCUMSTANCES. If at any time any
               --------------------------------------
payment of the principal of or interest under the Note or any other amount payable by the Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment has been due but not made at such time.

                           [SIGNATURE PAGE FOLLOWS]

          EXECUTED as of the day and year first above written.

                              WELLINGTON PROPERTIES TRUST,
                              a Maryland real estate investment trust


                              By: /s/ Arnold K. Leas
                                 -------------------------
                              Name:  Arnold K. Leas
                              Title: President


                              Attest: /s/ Robert F. Rice
                                     ---------------------
                              Name:  Robert F. Rice
                              Title: Secretary

STATE OF WISCONSIN    )
                      )ss.:
COUNTY OF WAUKESHA    )


          Personally came before me this 5/th/ day of March, 1998, the above named ARNOLD K. LEAS and ROBERT F. RICE, President and Secretary, respectively, of WELLINGTON PROPERTIES TRUST, a Maryland real estate investment trust, to me known to be the persons who executed the foregoing instrument and acknowledge the same.


/s/ [SIGNATURE ILLEGIBLE] ^^
---------------------------------------------
Notary Public Waukesha County, Wisconsin

My Commission   1-9-2000
             --------------------

[Seal]